Exhibit 3.13

NORTH CAROLINA
Department of The Secretary of State

To all whom these presents shall come, Greetings:

I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF INCORPORATION

OF

URS CORPORATION—NORTH CAROLINA

the original of which is now on file and a matter of record in this office,

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 24th day of October, 2001.
/s/ Elaine F. Marshall

Secretary of State

Certification Number: 5764148-1 Page: 1 of 4 Ref.# 4691602
Verify this certificate online at www.secretary.state.nc.us/Verificatlon.

21 215 5099	State of North Carolina	SOSID: 599933
	Department of the Secretary of State	Date Filed: 8/6/2001 10:27 AM
	ARTICLES OF INCORPORATION	Elaine F. Marshall
	(PROFESSIONAL CORPORATION)	North Carolina Secretary of State

Pursuant to Chapter 55B and § 55-2-02 of the General Statutes of North Carolina the undersigned does hereby submit these Articles of Incorporation for the purpose of forming a professional corporation:

1.	The name of the corporation is: URS Corporation - North Carolina

2.	The number of shares the corporation is authorized to issue is: Four hundred

These shares shall be. (check either a or b)

a. ☒ all of one class, designated as common stock; or

b. ☐ divided into classes or series within a class as provided in the attached schedule, with the information required by N.C.G.S. § 55-6-01.

3.	The street address and county of the initial registered office of the corporation is:

Number and Street 225 Hillsborough Street

City, State, Zip Code Raleigh, North Carolina                                                                                  County Wake

4.	The mailing address if different from the street address of the initial registered office is: n/a

5.	The name of the initial registered agent is: CT Corporation

6.	Any other provisions, which the corporation elects to include, are attached,

7.	The specific purpose for which the corporation is being formed: Engineering

8.	The name and address of each incorporator is as follows: (Attach additional sheets if necessary.)

William D. Webb, 5301 77 Center Drive, Suite 41, Charlotte, North Carolina 28217

9.	With respect to each professional service to be practiced through the corporation, the name of at least one of the corporation’s incorporators who is a licensee of the licensing board which regulates such profession in this State is:

William D. Webb

10.	A certification by the appropriate licensing board that the shareholder interests of the corporation are in compliance with the requirements of N.C.G.S. Sections 55B-4(2) and 55B-6 is attached,

Revised January 2000		Form PC-05

CORPORATIONS DIVISION	P. O. BOX 29622	RALEIGH, NC 27626-0622

Certificate Number: 5764148-1        Page: 2 of 4

11.	These articles will be effective upon filing, unless a date and/or time is specified:

This the 27th day of July, 2001.

/s/ William D. Webb
Signature

William D. Webb, Incorporator
Type or Print Name and Title

NOTES:

1. Filing fee is $125. This document and one exact or conformed copy of these articles must be filed with the Secretary of State.

2.	Only a “professional corporation” may use this form. To determine whether a particular corporation is such a “professional corporation,” it is necessary to examine the requirements of N.C.G.S. § 55B-2(5). If the corporation does not meet those requirements, it must use the standard form for incorporation of a business corporation.

Revised January 2000		Form PC-05

CORPORATIONS DIVISION	P. O. BOX 29622	RALEIGH, NC 27626-0622

Certificate Number: 5764148-1        Page: 3 of 4

NORTH CAROLINA BOARD OF EXAMINERS FOR ENGINEERS AND SURVEYORS 310 West Millbrook Road Raleigh, North Carolina 27609
October 24, 2001

George E. Freeman, PE, PLS

Chairman

William C. Owen, PLS

Vice-Chairman

Doris M. Rodgers, Public

Secretary

Johnie C. Garrason, PLS

Henry V. Liles, Jr., PE

Dr. Joseph Monroe, Public

David L. Peeler, PE

M. Frank Tyndall, PE

Andrew L. Ritter

Executive Director

William D. Webb, PE

URS Corporation-North Carolina

5301 77 Center Dr Ste 41

Charlotte, NC 28217

Re: URS Corporation-North Carolina

License No. C-2243

Dear Mr. Webb:

The North Carolina Board of Examiners for Engineers and Surveyors offers congratulations to URS Corporarion-North Carolina upon meeting the legal requirements of the State of North Carolina to practice Engineering as a Professional Corporation.

The license number assigned to the corporation by the Board is referenced above. Enclosed is a Certificate of Licensure, as well as the annual license for the year 2001-2002.

You are reminded that the authority of the corporation (as granted by our Board) is limited to the practice of Engineering through the licensees indicated on your original application. Business addresses of all North Carolina licensed professionals listed on your application form have been changed, if needed, to reflect the address of the corporation. Licensees desiring an address other than the one of the corporation must notify our office.

The Board further reminds you that under the regulatory provisions of 21 NCAC 56.080-4 (b) and G. S. §55B-10, this license expires on the last day of the month of June following issuance or renewal. Unless renewed, the certificate shall become invalid on that date. Annual renewal forms will be mailed each June in accordance with G. S. 55B-11 to the address of record for the corporation.

For the Board,

/s/ Andrew L. Ritter

Andrew L. Ritter

Executive Director

Enclosures

Cc: Dennis H. Sherman (w/o encl.)

Telephone	FAX	EMAIL Address	WEB Site
(919) 841-4000	(919) 841-4012	ncboard@ncbels.org	www.ncbels.org

NORTH CAROLINA
Department of The Secretary of State

To all whom these presents shall come, Greetings:

I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF AMENDMENT

OF

URS CORPORATION—NORTH CAROLINA

the original of which was filed in this office on the 5th day of May, 2004.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 5th day of May, 2004

/s/ Elaine F. Marshall
Document Id: C20041250075	Secretary of State

                           3

State of North Carolina Department of the Secretary of State	SOSID: 0599933 Date Filed: 5/5/2004 9:57:00 AM Elaine F. Marshall North Carolina Secretary of State C200412500753
ARTICLES OF AMENDMENT BUSINESS CORPORATION

Pursuant to §55-10-06 of the General Statutes of North Carolina, the undersigned corporation hereby submits the following Articles of Amendment for the purpose of amending its Articles of Incorporation.

1.	The name of the corporation is: URS CORPORATION—NORTH CAROLINA

2.	The text of each amendment adopted is as follows (Siatt below or attach):

“7, The specific purpose for which the corporation is being formed: engineering and geology.”

3.	If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment, if not contained in the amendment itself, are as follows:

4.	The date of adoption of each amendment was as follows:

April 1,2004

5.	(Check either a, b, c, or d, whichever is applicable)

a. ☐ The amendment(s) was (were) duly adopted by the incorporators prior to the issuance of shares,

b. ☐ The amendment(s) was (were) duly adopted by the board of directors prior to the issuance of shares.

c. ☐ The amendment(s) was (were) duly adopted by the board of directors without shareholder action as shareholder action was not required because (set forth a brief explanation of why shareholder action was not required.)

d. ☒ The amendment(s) was (were) approved by shareholder action, and such shareholder approval was obtained as required by Chapter 55 of the North Carolina General Statutes.

CORPORATIONS DIVISION	P. O. BOX 29622	RALEIGH, NC 27626-0622
(Revised January 2002) NC005 - 09/18/02 C T System Online		(Form B-02)

ARTICLES OF AMENDMENT

6.	These articles will be effective upon filing, unless a delayed time and date is specified:

This the 8th day of April, 2004

URS Corporation—North Carolina
Name of Corporation

/s/ Kristin L. Jones
Signature

Kristin L. Jones, Assistant Secretary
Type or Print Name and Title

NOTES:

1.	Filing fee is $50. This document and one exact or conformed copy of these articles must be filed with the Secretary of State.

CORPORATIONS DIVISION	P. O. BOX 29622	RALEIGH, NC 27626-0622
(Revised January 2002) NC005 - 09/18/02 C T System Online		(Form B-02)

Chairman, Macklin Armstrong
Vice Chairman, Ivan Gilmore Secretary-Treasurer, James Simons Members Godfrey Gayle Charles Almy William Lyke	P.O. Box 41225 Raleigh, NC 27629-1225 Telephone (919) 850-9669 Facsimile (919) 872-1598 Email: ncblg@bellsouth.net

North Carolina Board for Licensing of Geologists

April 27, 2004

Robert H. MacWilliams

URS Corporation-North Carolina

1600 Perimeter Park Drive

Morrisville, NC 27560

Re:	Corporate Registration

Letter of Certification

URS Corporation-North Carolina, has submitted a properly executed application for a corporate certificate of registration to the North Carolina Board for licensing of Geologists. The Board has determined that the application is valid and that the application meets the requirements of General Statute 55B, insofar as the Board can determine and that the ownership of the shares of stock are in compliance with the requirements of G.S. 55B-4(2) and G.S. 55B-6.

The corporation meets the applicable provisions of the Professional Corporations Act, Chapter 89E of the General Statutes of North Carolina.

Present this “Letter of Certification” to the Secretary of State, along with any other documentation their office requires to obtain your “Articles of Amendment” and /or a “Certificate of Authority”. When the Secretary of State issues this/these document(s), it will be necessary to send a copy of each to the Board, along with a check for the $25.00 license fee to obtain your corporate registration number. The Board will then send you a registration card and wall certificate.

Please give us a call if we can be of further assistance.

Sincerely,

/s/ Barbara U. Geiger
Barbara U. Geiger Assistant to the Administrator enclosure /bug

NORTH CAROLINA Department of The Secretary of State

To all whom these presents shall come, Greetings:

I, ELAINE F. MARSHALL, Secretary of State of the State of North Carolina, do hereby certify the following and hereto attached to be a true copy of

ARTICLES OF AMENDMENT

OF

URS CORPORATION—NORTH CAROLINA

the original of which was filed in this office on the 9th day of July, 2008.

IN WITNESS WHEREOF, I have hereunto set my hand and affixed my official seal at the City of Raleigh, this 9th day of July, 2008.
/s/ Elaine F. Marshall
Certification# C200819100107-1 Referenced C200819100107-1 Page: 1 of 4 Verify this certificate online at www secretary.state.nc.us/verification	Secretary of State

State of North Carolina Department of the Secretary of State	SOSID: 0599933 Date Filed: 7/9/2008 4:37:00 PM Elaine F. Marshall North Carolina Secretary of State C200819100107

ARTICLES OF AMENDMENT

BUSINESS CORPORATION

Pursuant to §55-10-06 of the General Statutes of North Carolina, the undersigned corporation hereby submits the following Articles of Amendment for the purpose of amending its Articles of Incorporation.

1.	The name of the corporation is: URS CORPORATION—NORTH CAROLINA

2.	The text of each amendment adopted is as follows (State below or attach):

“7. The specific purposes for which the corporation is being formed: engineering, land surveying and geology.”

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

3.	If an amendment provides for an exchange, reclassification, or cancellation of issued shares, provisions for implementing the amendment, if not contained in the amendment itself, are as follows:

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

4.	The date of adoption of each amendment was as follows: June 16, 2008

_________________________________________________________________________________________________________

5.	(Check either a, b, c, or d, whichever is applicable)

a. ☐ The amendment(s) was (were) duly adopted by the incorporators prior to the issuance of shares.

b. ☐ The amendment(s) was (were) duly adopted by the board of directors prior to the issuance of shares.

c. ☐ The amendment(s) was (were) duly adopted by the board of directors without shareholder action as shareholder action was not required because (set forth a brief explanation of why shareholder action was not required.)

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

d. ☒ The amendment(s) was (were) approved by shareholder action, and such shareholder approval was obtained as required by Chapter 55 of the North Carolina General Statutes.

CORPORATIONS DIVISION (Revised January 2002) NC005 - 09/16/2008 C T System Online	P. O. BOX 29622	RALEIGH, NC 27626-0622 (Form B-02)

ARTICLES OF AMENDMENT

6.	These articles will be effective upon filing, unless a delayed time and date is specified:

_________________________________________________________________________________________________________

_________________________________________________________________________________________________________

This the 18th day of June, 2008

URS Corporation—North Carolina
Name of Corporation

/s/ Kristin L. Jones
Signature

Kristin L. Jones, Secretary
Type or Print Name and Title

NOTES:

1.	Filing fee is $50. This document must be filed with the Secretary of State.

CORPORATIONS DIVISION (Revised January 2002) NC005 - 09/16/2008 C T System Online	P. O. BOX 29622	RALEIGH, NC 27626-0622 (Form B-02)

NORTH CAROLINA BOARD OF EXAMINERS FOR ENGINEERS AND SURVEYORS 4601 Six Forks Rd Suite 310 Raleigh, North Carolina 27609

CERTIFICATE FOR FILING

with

SECRETARY OF STATE

to add a service to a

PROFESSIONAL CORPORATION

(Certificate expires and becomes invalid as of July 22, 2008)

[For professions other than engineering and land surveying, obtain Certificate(s) from appropriate Licensing Board(s).]

TO:	Office of the Secretary of State

PO Box 29622

Raleigh, North Carolina 27626-0622

FROM:	North Carolina Board of Examiners

for Engineers and Surveyors

The Officers, Directors and Shareholders of:

URS Corporation-North Carolina

have made application to our Board to add land surveying as a Professional service to be offered and have identified, by application to the Board of Examiners, the names and addresses of the Officers, Directors and Shareholders (or proposed Officers, Directors and Shareholders) of the Company. Said application also certifies that shares of said Corporation are (or will be) owned in accordance with the provisions of G.S. 55B. Based upon my examination of the records of this office, I hereby certify that at least one Officer, Director and Shareholder of the company is a “licensee” as defined in §55B-2(2) and is authorized to practice Engineering and Land Surveying pursuant to the requirements of the North Carolina Engineering and Land Surveying Act, Chapter 89C of the North Carolina General Statutes.

This Certificate is executed under the authority of the North Carolina State Board of Examiners for Engineers and Surveyors, this 20th day of June 2008.

/s/ Andrew L. Ritter
Andrew L. Ritter Executive Director

Telephone	FAX	EMAIL Address	WEB Site
(919) 791-2000	(919) 791-2012	ncbels@ncbels.org	www.ncbels.org